Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CV Sciences, Inc. (the “Registrant”) on Form 10-Q for the interim period ended September 30, 2017 (the “Report”), I, Joseph D. Dowling, Chief Financial Officer of the Registrant, do hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)     the Report, as filed with the Securities and Exchange Commission, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 7, 2017	By: /s/ Joseph D. Dowling
Joseph D. Dowling
Chief Financial Officer (Principal Financial Officer)